UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  July 10, 2003

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            1-9466                                      13-3216325
       (Commission File Number)                (IRS Employer Identification No.)

                               745 Seventh Avenue
                               New York, NY    10019
                        (Address of principal (Zip Code)
                             executive offices)

             Registrant's telephone number, including area code:

                               (212) 526-7000



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Item 5.  Other Events

Press Release

         On July 10, 2003, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to the appointment of Sir Christopher Gent as a non-executive director to its Board of Directors effective September 1, 2003 (the "Press Release").

         The Press Release follows as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibit is filed as part of this Report.

         Exhibit 99.1 Press Release with respect to the appointment of Sir Christopher Gent as a non-executive Director.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LEHMAN BROTHERS HOLDINGS INC.
                                                         (Registrant)


Date:   July 10, 2003                       By: /s/ Karen Corrigan
                                                -----------------------------
                                                Karen Corrigan
                                                Vice President

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                                  EXHIBIT INDEX

Exhibit 99.1 Press Release with respect to the appointment of Sir Christopher Gent as a non-executive Director.


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